United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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CAI INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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CAI INTERNATIONAL, INC.
Steuart Tower, 1 Market Plaza, Suite 900
San Francisco, CA 94105
(415) 788-0100

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date
10:00 a.m. Pacific Daylight Time on Friday, June 3, 2016.
Place
The offices of Perkins Coie LLP, located at 3150 Porter Drive, Palo Alto, California 94304.
Items of Business
1.
To elect two Class III directors nominated by the Board of Directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.
To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.
To approve the amended CAI International, Inc. 2007 Equity Incentive Plan.

5.
To consider any other business that may properly come before the meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned and postponed.
Record Date
Only stockholders of record at the close of business on April 15, 2016 are entitled to vote at the Annual Meeting or any postponement or adjournment of the meeting. As of that date, there were 19,428,894 shares of common stock outstanding. A list of stockholders of record will be maintained and open for examination by any of our stockholders, for any purpose relating to the Annual Meeting, during regular business hours at the address listed above for ten days prior to the meeting.
Voting
As stockholders of our company, your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided, or by following the instructions on your voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Proxy Materials and Voting at the Annual Meeting” beginning on page 1 of the proxy statement and the instructions on the proxy card or voting instruction card. You may attend the Annual Meeting in person even though you have sent in your proxy or voting instruction card.

On behalf of our Board of Directors, thank you for your participation in this important annual process.
By Order of the Board of Directors,
Victor M. Garcia
President and Chief Executive Officer
San Francisco, California
April 26, 2016
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on June 3, 2016.
This Proxy Statement and the 2015 Annual Report are available at: http://investor.capps.com/annual-proxy.cfm

CAI INTERNATIONAL, INC.
Steuart Tower, 1 Market Plaza, Suite 900
San Francisco, CA 94105
(415) 788-0100

PROXY STATEMENT

For the 2016 Annual Meeting of Stockholders
To Be Held on June 3, 2016
GENERAL INFORMATION ABOUT THE PROXY MATERIALS AND VOTING AT THE ANNUAL MEETING
Why am I receiving these materials?
The Board of Directors of CAI International, Inc. (the “Company,” “CAI,” “we,” “us,” and “our”) is providing these proxy materials to you in connection with our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 10:00 am local time on Friday, June 3, 2016. The Annual Meeting will be held at the offices of Perkins Coie LLP located at 3150 Porter Drive, Palo Alto, California 94304. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement. These proxy materials are first being sent and made available to stockholders on or about April 26, 2016.
What is included in the proxy materials?
The proxy materials being sent to stockholders include this proxy statement for the Annual Meeting, our 2015 Annual Report to Stockholders, which includes our audited consolidated financial statements for the year ended December 31, 2015, and the proxy card for the Annual Meeting.
What information is contained in the proxy statement?
The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and Board committees, the compensation of our directors and most highly-paid executive officers during fiscal year 2015, and certain other required information.
What items will be voted on at the Annual Meeting?
We are asking you to vote on the following matters in connection with the Annual Meeting:
1.
The election of two Class III directors nominated by the Board of Directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1);

2.
A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2);

3.
An advisory (non-binding) resolution to approve the compensation of our named executive officers (Proposal No. 3); and

4.
A proposal to approve the amended CAI International, Inc. 2007 Equity Incentive Plan (Proposal No. 4).

We will also consider any other business that may properly come before the Annual Meeting.
What are our Board of Directors’ voting recommendations?
Our Board of Directors recommends that you vote your shares as follows:
•
“FOR” the Class III director nominees to the Board of Directors (Proposal No. 1);

•
“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2);

•
“FOR” the advisory resolution to approve the compensation of our named executive officers (Proposal No. 3); and

•
“FOR” the approval of the amended CAI International, Inc. 2007 Equity Incentive Plan (Proposal No. 4).

CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 1

Who is entitled to vote and how many votes do I have?
Each share of our common stock issued and outstanding as of the close of business on April 15, 2016 (the “Record Date”) is entitled to one vote on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank. On the Record Date, there were 19,428,894 shares of our common stock issued and outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right with these proxy materials to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use in granting your voting proxy to us.
Beneficial Owner: If your shares are held in a brokerage account (in street name) or by another person on your behalf, you are considered the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, trustee, bank or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting.
Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, bank or other nominee how to vote your shares.
How can I attend and vote my shares at the Annual Meeting?
You are entitled to attend the Annual Meeting only if you were a CAI stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted by proxy without attending the Annual Meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, may vote by mail by completing, signing and dating the voting instruction card provided by their broker, trustee, bank or other nominee and mailing it in the accompanying pre-addressed envelope.
Can I change or revoke my vote?
You may change or revoke your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change or revoke your vote by (i) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation of your proxy to our Secretary prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are the beneficial owner of shares held in a brokerage account, or that are held by another person on your behalf, you may change or revoke your vote by submitting new voting instructions to your broker, trustee, bank or other nominee as provided in the voting instruction card, or, if you
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 2

have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CAI or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which are forwarded to our management.
How many shares must be present or represented to conduct business at the Annual Meeting?
Transaction of business at the Annual Meeting may occur only if a quorum is present. The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.
How are votes counted?
In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”
If you provide specific instructions in your proxy card or voting instruction card with regard to a certain item, your shares will be voted as you instruct on such items. If you are a stockholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” the Class III director nominees to the Board of Directors, “FOR” the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, “FOR” the advisory resolution to approve the compensation of our named executive officers, “FOR” the proposal to approve the amended CAI International, Inc. 2007 Equity Incentive Plan, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).
What is the voting requirement to approve each of the proposals?
For Proposal No. 1, the election of directors, members of the Board of Directors are elected by a plurality of the votes cast, provided that a majority of the shares of common stock are present or represented and entitled to vote at the Annual Meeting. The candidates who receive the greatest number of votes “FOR” will be elected directors. Cumulative voting is not permitted for the election of directors.
Proposal No. 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, requires the affirmative vote of a majority of the votes cast on the matter, in person or by proxy, at the Annual Meeting.
Proposal No. 3, the advisory resolution to approve the compensation of our named executive officers, requires the affirmative vote of a majority of the votes cast on the matter, in person or by proxy, at the Annual Meeting.
Proposal No. 4, the approval of the amended CAI International, Inc. 2007 Equity Incentive Plan, requires the affirmative vote of a majority of the votes cast on the matter, in person or by proxy, at the Annual Meeting.
Abstentions are shares that abstain from voting on a particular matter. Under Delaware law, abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting. Abstentions will have no effect on Proposal No. 1, the election of directors, since approval by a percentage of the shares present or outstanding is not required. Abstentions will have the same effect as a vote against Proposal No. 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, Proposal No. 3, the advisory resolution to approve the compensation of our named executive officers, and Proposal No. 4, the approval of the amended CAI International, Inc. 2007 Equity Incentive Plan.
Under the rules of the New York Stock Exchange (“NYSE”), if your broker holds your shares in its name (also known as “street name”), and does not receive voting instructions from you, the broker is permitted to vote your shares only on “routine” matters. Proposal No. 2, the ratification of the appointment of KPMG LLP as the Company’s independent
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 3

registered public accounting firm for the fiscal year ending December 31, 2016, is the only routine matter that a broker is permitted to vote on at the Annual Meeting. Broker non-votes are generally not considered votes cast at the Annual Meeting and therefore will have no direct impact on any other proposal. We urge you to give voting instructions to your broker on all voting items.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason one of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
How may I obtain a separate set of voting materials?
If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2015 Annual Report to Stockholders and this proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, we will promptly deliver a separate copy of these materials to you upon written request made to us at CAI International, Inc., Attn: Investor Relations, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430, or a request by telephone at (415) 788-0100.
Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write to us at the above address or fax number to request delivery of a single copy of these materials.
Who will bear the cost of soliciting votes for the Annual Meeting?
We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to mailing these proxy materials, proxies or votes may be solicited in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.
What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?
Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the 2017 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, the written proposal must have been received by our Secretary at our principal executive offices no later than December 27, 2016. If the date of the 2017 Annual Meeting of Stockholders is moved more than 30 days before or after June 3, 2017, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals must also comply with our bylaws provisions regarding business to be brought before a stockholder meeting and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to CAI International, Inc., Attn: Secretary, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.
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For a stockholder proposal that is not intended to be included in our proxy statement as described above, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals. Stockholders must provide the information required by our bylaws and give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary at the address above:
•
not earlier than the close of business on February 3, 2017; and

•
not later than the close of business on March 5, 2017.

However, in the event that the 2017 Annual Meeting of Stockholders is convened more than 30 days before or more than 60 days after June 3, 2017, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to 2017 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting of Stockholders is first made.
Nomination of Director Candidates: You may propose director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board of Directors membership and should be directed to the Chair of our Nominating and Corporate Governance Committee by fax or mail addressed to CAI International, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.
In addition, our bylaws permit stockholders to nominate directors for election at an annual stockholders meeting. To nominate a director, the stockholder must deliver to our Secretary timely notice in accordance with our bylaws, which require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals.” Pursuant to our bylaws, the notice must include, among other things, the information that would be required in a proxy statement or other filings required to be made in connection with soliciting proxies for the election of that nominee in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, disclosure of specified compensatory and other material relationships between the stockholder proponent and its affiliates, on the one hand, and the director nominees and their affiliates, on the other hand, disclosure of all ownership interests in the Company held by the stockholder proponent, including, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company, in light of increased use by investors of derivative instruments that are not reflected in an investor’s beneficial ownership of the Company’s securities, and a completed director questionnaire provided by each nominee for election or reelection to the Board of Directors. The notice should be addressed to our Secretary as follows: CAI International, Inc., Attn: Secretary, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.
Copy of Bylaw Provisions: If you wish to make a proposal or nominate a director, you are advised to review our bylaws regarding the requirements that must be satisfied in order for a stockholder proposal or director nomination to be considered at an Annual Meeting. You may contact our Secretary as indicated above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
How may I communicate with CAI’s Board of Directors or the independent directors on CAI’s Board of Directors?
Any stockholder or other interested party may contact the Board or Directors, including the Presiding Non-Management Director, any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing, directing the communication by mail or fax addressed to CAI International, Inc., Attn: Chairman of the Board of Directors, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430. All communications are relayed to the board member(s) they are directed to.
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PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven directors and is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, two Class III directors will be elected to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until the death, resignation or removal of such director.
Masaaki (John) Nishibori and David G. Remington have been nominated for election as the Class III directors at this Annual Meeting. Proxies will be voted for the election of Mr. Nishibori and Mr. Remington unless the authority to vote for is withheld. Each nominee has indicated that he is able and willing to serve if elected, and each of the nominees has consented to being named in this proxy statement. If, however, any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. If any nominee should be unable or unavailable to serve prior to the election, the Board of Directors may recommend another nominee, and Victor M. Garcia and Timothy B. Page, in their capacity as proxy holders, will vote the proxies for the nominee.
There are also five continuing directors. Victor M. Garcia, Marvin Dennis and Gary M. Sawka are serving as Class I directors until our 2017 Annual Meeting of Stockholders. Hiromitsu Ogawa and William W. Liebeck are serving as Class II directors until our 2018 Annual Meeting of Stockholders.
There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of CAI. There are no family relationships among our executive officers and directors.
If you sign your proxy card or voting instruction card, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the persons Class III directors nominated by the Board of Directors. If you wish to give specific instructions with respect to voting for directors, you may do so by following the instructions on your proxy card or voting instruction card.
Class III Director Nominees	Age	Director Since
Masaaki (John) Nishibori	71	1993
Masaaki (John) Nishibori is a director and previously served as our President and Chief Executive Officer from November 2006 to May 2011. In addition, Mr. Nishibori was our Senior Vice President and Chief Financial Officer from 1993 to November 2006. Mr. Nishibori is a retired senior executive in the financial services industry. From 1973 to 1993, Mr. Nishibori was a commercial banker for The First National Bank of Boston. From 1970 to 1973, Mr. Nishibori was a management consultant at Arthur D. Little, Inc., an international management consulting firm in Cambridge, Massachusetts. Mr. Nishibori is a graduate of Hitotsubashi University and holds an M.B.A. from Columbia University.

In addition to his institutional knowledge from his long tenure of service to the Company and his position as a former executive leader of our Company, Mr. Nishibori’s significant financial expertise, including extensive experience with capital markets and commercial financing transactions, and his historical knowledge of our operations is invaluable to the Board of Directors.

David G. Remington	74	2010
David G. Remington is a director and Chairman of the Board of Directors’ Audit Committee. From 2004 to the present, he has served as a gubernatorial appointee to the Executive Board of Energy Northwest, a nuclear and renewable power utility, where he chairs the Compensation Subcommittee. Beginning in December 2010, Mr. Remington has served on the board of Next IT, a private artificial intelligence software company. From February 1996 until December 2004, he served as a Senior Vice President and Chief Financial Officer of Itron, Inc., an energy technology products company. Prior to his service with Itron, Inc., Mr. Remington served as a Managing Director, Investment Banking, for Dean Witter Reynolds, Inc., a stock brokerage and securities firm, and as President of Steiner Financial Corporation, an equipment leasing company. Previously he held positions in commercial banking and financial services. He holds a B.S. in electrical engineering from the University of California at Berkeley and a M.B.A. from Harvard Business School.

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Class III Director Nominees	Age	Director Since
Mr. Remington’s extensive financial experience with nearly 40 years of work in corporate finance, investment and commercial banking, is invaluable to the Board of Directors with respect to financial and accounting issues.

Continuing Class I Directors	Age	Director Since
Marvin Dennis	78	2007
Marvin Dennis is a director and serves as the Presiding Non-Management Director. Mr. Dennis also currently serves as the President of Dennis & Company, a financial consulting company he founded in 1996. From 1974 to 1996, Mr. Dennis served as Chief Financial Officer of Trans Ocean Ltd., a maritime container lessor company he co-founded. Mr. Dennis holds a B.S. from the University of Illinois, a J.D. from DePaul University and a M.B.A. from Harvard University.

Mr. Dennis brings extensive and deep industry knowledge to the Board of Directors, and his experience as financial consultant and Chief Financial Officer of Trans Ocean Ltd., and in particular, his experience in the equipment leasing industry, is invaluable with respect to financial and accounting issues and strategic issues facing our company.

Gary M. Sawka	69	2011
Gary M. Sawka is a director and serves as the Chairman of the Board of Directors’ Nominating and Corporate Governance Committee. From September 2010 to June 2011, Mr. Sawka served as our Interim Chief Financial Officer and Interim Senior Vice President, Finance. Since May 2014, Mr. Sawka has served on the Board of Directors of Digital Solid State Propulsion, Inc. a venture-backed manufacturer of smart energetic materials for the space, defense, and pyrotechnics industries. Prior to September 2010, he served as a member of our Board of Directors beginning in May 2007. From September 2008 to October 2010, he served as Senior Vice President, Finance and Chief Financial Officer of Questcor Pharmaceuticals, Inc., a specialty pharmaceuticals company. From October to December 2010 he was employed with Questcor Pharmaceuticals, Inc. on a part time basis as Special Projects, Finance. From February 2007 to April 2008, he served as Chief Financial Officer for Tripath Technology, Inc., a former NASDAQ-listed semiconductor company, during its Chapter 11 reorganization and its reverse merger. From August 2006 to February 2007, he served as a consulting Chief Financial Officer to Tripath Technology, Inc. From 2002 to 2006, Mr. Sawka worked as a financial consultant for several NASDAQ-listed companies. From 2000 to 2001, he served as Executive Vice President and Chief Financial Officer of ePlanning Securities, a national, representative-owned, independent FINRA Broker/Dealer. During the period from 1984 to 2002, Mr. Sawka served as Vice President and Chief Financial Officer of Tvia, Inc., a semiconductor company, PrimeSource Corporation, an international container leasing company specializing in high service leases, and Itel Containers International Corporation, at the time, the world’s largest international container leasing company. Mr. Sawka has an M.B.A. from Harvard University Graduate School of Business Administration and a B.S. in Accounting from the University of Southern California.

Mr. Sawka brings extensive management and consulting experience with public companies, along with his substantial experience with our operations, which we believe brings valuable financial, operational, governance and strategic expertise to the Board of Directors.

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Continuing Class I Directors	Age	Director Since
Victor M. Garcia	48	2011
Victor M. Garcia is a director and has served as our President and Chief Executive Officer and member of our Board since June 2011. From September 2010 to June 2011, he also served as our Senior Vice President and Chief Operating Officer. In addition, Mr. Garcia previously served as our Senior Vice President and Chief Financial Officer from November 2006 through September 2010. From July 1990 to October 2006, he was employed by Banc of America Securities, the investment banking subsidiary of Bank of America, where he was a Managing Director and senior banker in the Transportation Group within the Global Corporate and Investment Bank group. Mr. Garcia holds a B.S. from Babson College.

Mr. Garcia has been selected as a director because as our President and Chief Executive Officer he brings to the Board of Directors a unique insight on the management of the Company, and with his financial expertise gained in the banking industry along with his experience as our former Chief Financial Officer and Chief Operating Officer, he brings knowledge of the financial and operational facets of the Company.

Continuing Class II Directors	Age	Director Since
Hiromitsu Ogawa	75	1989
Hiromitsu Ogawa is a director and is our founder, Chairman of the Board of Directors of the Company and is a significant holder our common stock. He has also been a partner of Quest Venture Partners, a private equity firm, since 2008. From 1989 to November 2006, Mr. Ogawa served as our Chief Executive Officer, and also served as our Executive Chairman until his resignation in June 2009. Prior to starting our Company in 1989, he was with Itel Containers International Corp., a lessor of cargo containers for use exclusively in international shipping, for 12 years as Vice President of Marketing for Japan/Korea. Earlier in his career, he also held the position of Executive Managing Director of Heublein Japan Co. Ltd., a food and beverage manufacturing and distribution company. He was also Sales Promotion Manager with Coca-Cola Japan Co. Ltd., a manufacturer and seller of soft drinks and related operations. Mr. Ogawa graduated from Kyoto University of Foreign Studies with a B.A.

As our founder, largest stockholder and former Chief Executive Officer, Mr. Ogawa has intimate knowledge of the Company and industry which gives him unique insights into the Company’s operations, strategic goals, and challenges.

William Liebeck	60	2007
William Liebeck is a director and serves as the Chairman of the Board of Director’s Compensation Committee. Since 2009, Mr. Liebeck has been a partner and Chief Executive Officer at Crane Street Capital, LLC, a private equity firm. From 1988 to 1995, 1997 to 2005 and 2007 to 2009, Mr. Liebeck was a partner at three private equity firms, Equivest Partners, Thoma Cressey Equity Partners and Englefield Capital, LLC, respectively. Mr. Liebeck holds a B.A. from the University of California at Berkeley and an M.B.A. from Stanford University.

Mr. Liebeck’s extensive knowledge of the capital markets, strategic planning and mergers and acquisitions from his private equity background provides invaluable expertise to our Board of Directors in matters regarding the Company’s capital requirements and strategic direction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.
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CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
We are committed to sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. The Board of Directors has formalized several policies, procedures and standards of corporate governance, including our CAI International, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.
Corporate Governance Guidelines
The Board of Directors has in place the Corporate Governance Guidelines, which are designed to assure the continued vitality of the Board of Directors and excellence in the execution of its duties. Our Corporate Governance Guidelines establish the practices and procedures of the Board of Directors with respect to board composition and member selection, board meetings and involvement of management, board committees and director orientation and education. The Board of Directors periodically reviews our Corporate Governance Guidelines and updates them as necessary to reflect improved corporate governance practices and changes in regulatory requirements. A copy of our Corporate Governance Guidelines is available in the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees, contractors, consultants, service providers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. A copy of our Code of Business Conduct and Ethics is available in the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting such information on our website. A copy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics will be provided to any stockholder who requests it from us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100.
Board Independence
The Board of Directors has reviewed the relationships between CAI and each of its directors who served as directors during any part of fiscal 2015. For fiscal 2015, the Board of Directors has determined that none of our current directors, except Hiromitsu Ogawa, the Chairman of our Board of Directors, and Victor M. Garcia, our current President and Chief Executive Officer, has a material relationship with us (either directly, through a family member or as a partner, officer or stockholder of any organization that has a relationship with us), and each director, other than Messrs. Ogawa and Garcia, is independent within the meaning of our director independence standards, which reflect exactly the NYSE director independence standards. These independence standards are available in the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com and a copy of such standards will be provided to any stockholder upon request to us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100. For fiscal 2015, the Board of Directors determined that each director, except for Messrs. Ogawa and Garcia, is independent within the meaning of our director independence standards and NYSE listing requirements.
The Board of Directors annually appoints a Presiding Non-Management Director from among the independent directors. The Presiding Non-Management Director serves as a focal point and facilitator to assist the independent directors in fulfilling their responsibilities, and the Presiding Non-Management Director presides at all executive sessions of non-management directors. Mr. Marvin Dennis is currently appointed as our Presiding Non-Management Director. Additional information regarding the responsibilities of the Presiding Non-Management Director is available under the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com.
Board Leadership Structure
We do not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board of Directors believes it is in our best interests to make that determination based on current circumstances. Mr. Ogawa currently serves as the Chairman of the Board of Directors and Mr. Garcia serves as both our Chief Executive Officer and as a director. We believe that having a separate Chairman and Chief Executive Officer is appropriate and in our best interests at this time given the current characteristics of our management. Mr. Ogawa, as founder and former Chief Executive Officer,
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is intimately familiar with our business and industry, and highly capable of effectively identifying strategic priorities, overseeing risk management, leading Board of Directors discussions and defining various key strategic objectives. Mr. Garcia, as our President and Chief Executive Officer, is the individual selected by the Board of Directors to manage us on a day-to-day basis, and his direct involvement in our operations allows him to provide valuable insights with respect to strategic planning and the operational requirements to meet our short- and long-term objectives. Our independent directors bring experience, oversight and expertise from outside the Company and industry.
Board Meetings and Executive Sessions
During fiscal 2015, the Board of Directors held nine meetings. Each director attended at least 75% of all Board of Directors and applicable committee meetings on which such director served during his tenure as a director in fiscal 2015. Non-management directors met in executive session on a regular basis in 2015, generally at each regularly scheduled Board of Directors meeting. The Board of Directors expects to continue to conduct an executive session limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions in their discretion.
Board Committees
Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board of Directors has the following three standing committees: (1) Audit, (2) Compensation, and (3) Nominating and Corporate Governance, each of which must be composed exclusively of independent directors. The membership and the function of each of the committees are described below, and each of the committees operates under a written charter adopted by the Board of Directors, each of which are available in the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com. A copy of each charter will be provided to any stockholder who requests it from us it from us in writing at CAI International, Inc., Attn: Investor Relations, Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105, or by telephone at (415) 788-0100. Our Board of Directors may establish other committees from time to time to facilitate the management of our business and affairs.
The following table is a summary of our committee structure and members on each of our committees:
Name of Director	Audit	Compensation	Nominating and Corporate Governance
Hiromitsu Ogawa, Chairman
Marvin Dennis
William Liebeck
David G. Remington
Masaaki (John) Nishibori
Gary M. Sawka
Victor M. Garcia

Chairperson	Member	Financial Expert
Audit Committee. The functions of the Audit Committee include oversight of the integrity of our financial statements, performance of our internal audit services function, our compliance with legal and regulatory requirements, the implementation and effectiveness of our disclosure controls and procedures, the evaluation of enterprise risk issues, the review of related person transactions, the annual independent audit of our financial statements, and the evaluation of the performance, qualifications and independence of our independent auditors. Our Audit Committee is directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of issuing an audit report or related work, as well as pre-approving all audit and non-audit services. All of the directors currently serving on our Audit Committee, Mr. Dennis, Mr. Liebeck, Mr. Remington, Mr. Nishibori and Mr. Sawka, qualify as “independent,” as such term is defined in Section 10A(m) under the Exchange Act, as amended, Rule 10A-3 promulgated thereunder, and under NYSE listing requirements applicable to audit committees. Mr. Dennis, Mr. Liebeck, Mr. Nishibori, Mr. Remington and Mr. Sawka each have accounting or related financial management expertise as required by the NYSE’s listing requirements and qualify as “audit committee financial experts,” as defined in Item 407 of
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Regulation S-K, as promulgated by the SEC. During fiscal 2015, the Audit Committee held four meetings. The report of the Audit Committee is included on page 29 of this proxy statement.
Compensation Committee. The Compensation Committee has overall responsibility for evaluating and recommending to the Board of Directors for approval, our executive officer compensation, benefits, severance, equity-based or other compensation plans, policies and programs. The Compensation Committee also determines and recommends for approval, the compensation, benefits, severance, equity-based or other compensation plans, policies and programs for such other senior employees as the Compensation Committee may determine. The Compensation Committee is also responsible for producing a report for inclusion in our proxy statement. In addition, the Compensation Committee assists the Board of Directors in discharging its responsibility for the design and establishment of the Company’s compensation and benefits programs generally. All of the directors currently serving on our Compensation Committee, Mr. Dennis, Mr. Liebeck, Mr. Remington and Mr. Sawka, qualify as “independent,” as such term is defined under NYSE listing requirements applicable to compensation committees. During fiscal 2015, the Compensation Committee held seven meetings.
The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. Additionally, the Compensation Committee has the sole authority and responsibility to engage and terminate any outside consultant to assist in evaluating and determining appropriate compensation levels for the Chief Executive Officer or other members of management and to approve the terms of any such engagement and the fees of any such consultant. Our Compensation Committee directly engaged a compensation consultant, Pearl Meyer & Partners, LLC (“PM&P”) to review our executive compensation policies and to assist the Compensation Committee in setting compensation for our executives with the target of aligning total compensation with the Company’s business strategies and goals so as to deliver maximum return on compensation investment. The Compensation Committee reviewed its and our Company’s relationships with PM&P and has determined that PM&P is an independent advisor and there has been no conflict of interest resulting from retaining PM&P.
In considering director compensation and perquisites, the Compensation Committee may request that management report to the Compensation Committee periodically on the status of the Board of Director’s compensation and perquisites in relation to other similarly situated companies.
Mr. Ogawa, our Chairman, and Mr. Garcia, our President and Chief Executive Officer, participate in all discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except during discussions regarding their own salary and incentive compensation. While the Compensation Committee looks to Messrs. Ogawa and Garcia to make recommendations with respect to specific compensation decisions for the executive officers other than Mr. Garcia, all decisions regarding the compensation of our executive officers are made solely by the Board of Directors upon the recommendation of the Compensation Committee. The report of the Compensation Committee is included beginning on page 16 of this proxy statement.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists our Board of Directors in promoting our best interests and the best interests of our stockholders through the implementation of sound corporate governance principles and practices. In furtherance of this purpose, the Nominating and Corporate Governance Committee identifies individuals qualified to become directors and recommends to our Board of Directors the director nominees for the next annual meeting of stockholders. In addition, the Nominating and Corporate Governance Committee establishes procedures for, and evaluates any, director nominations made by stockholders. It also reviews the structure and composition of our Board of Directors committees and makes any recommendations the committee members may deem appropriate from time to time concerning any recommended changes in the composition of our Board of Directors and its committees. The Nominating and Corporate Governance Committee recommends to our Board of Directors the corporate governance guidelines and standards regarding the independence of outside directors applicable to CAI and reviews such guidelines and standards and the provisions of the Nominating and Corporate Governance Committee Charter to confirm that such guidelines, standards and charter remain consistent with sound corporate governance practices and with any legal or regulatory requirements of the NYSE. The Nominating and Corporate Governance Committee monitors our Board of Directors and our compliance with any commitments made to our regulators or otherwise regarding changes in corporate governance practices, and oversees the annual review of our Board of Directors’ and management’s performance. The Nominating and Corporate Governance Committee also periodically reviews succession planning for our Chairman of the Board and our Chief Executive Officer.
All of the directors currently serving on our Nominating and Corporate Governance Committee, Mr. Dennis, Mr. Liebeck, Mr. Nishibori, Mr. Remington and Mr. Sawka, qualify as “independent,” as such term is defined under applicable NYSE listing requirements. During fiscal 2015, the Nominating and Corporate Governance Committee held two meetings.
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Consideration of Nominees. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board of Directors members, professional search firms, stockholders or other persons.
In evaluating candidates, including candidates nominated by stockholders, the Nominating and Corporate Governance Committee seeks to achieve a balance of strength of character, judgment, business experience, specific areas of expertise, factors relating to the composition of the Board of Directors (including its size and structure) and diversity on the Board of Directors. We do not have a separate policy regarding the consideration of diversity in identifying and evaluating director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board of Directors will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business. Directors are expected to attend all or substantially all Board of Directors meetings and meetings of the Board committees on which they serve. Directors are also expected to spend the necessary time to discharge their responsibilities and to ensure that other existing or future commitments do not materially interfere with their responsibilities as members of the Board of Directors.
Stockholder Nominees. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors in the same manner as other director nominees. Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board of Directors membership and should be addressed to CAI International, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 1 Market Plaza, Steuart Tower, Suite 900, San Francisco, CA 94105, Fax: (415) 788-3430.
For a description of the process for nominating directors in accordance with our bylaws, see “General Information about the Proxy Materials and Voting at the Annual Meeting—What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 4 of this proxy statement.
Board Oversight of Risk Management
One of the Board of Directors’ primary responsibilities under our Corporate Governance Guidelines is reviewing our strategic plans and objectives, including our principal risk exposures. The Board of Directors believes that overseeing how the executive team manages the various risks confronting the company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board of Directors has designated the Audit Committee as also responsible for evaluating enterprise risk issues and discussing the Company’s major risk exposures, whether financial, operating or otherwise, with management, the head of internal audit (or the internal audit service providers), and the independent auditors. While the Audit Committee has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the Nominating and Corporate Governance Committee reviews risks related to legal and regulatory compliance as they relate to corporate governance structure and processes, and the Compensation Committee reviews risks related to compensation matters. The Board of Directors also addresses at least annually, the Company’s principal current and future risk exposures. The Board of Directors receives regular reports from its committees and members of senior management on areas of material risk to CAI, including operational, financial, legal and regulatory, and strategic and reputation risks.
With respect to risks related to compensation matters, the Compensation Committee considers, in establishing, reviewing and recommending our compensation plans and programs, whether a plan or program encourages unnecessary or excessive risk taking and it has concluded that our current compensation plans and programs do not encourage such risk taking. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.
Attendance of Directors at the 2015 Annual Meeting of Stockholders
While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. All of our directors attended the 2015 Annual Meeting of Stockholders.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee was at any time during the fiscal year ended December 31, 2015 (i) an officer or employee of CAI or (ii) had any relationship requiring disclosure under Item 404 of Regulation S-K. No executive officer of CAI served as a member of the Compensation Committee (or other board committee performing
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equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, or as a director of another entity, where one of the other entity’s executive officers served on the Compensation Committee of CAI or as a director of CAI.
2015 Director Compensation
The following table sets forth information regarding compensation for each of our nonemployee directors for fiscal 2015. Our nonemployee director compensation program is comprised of cash compensation, consisting of annual retainer fees, including amounts associated with chairing Board of Directors committees, meeting fees and equity compensation, consisting of stock option grants. Each of these components is described in more detail below.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Marvin Dennis	68,000	85,323	—	153,323
William Liebeck	66,000	85,323	—	151,323
Masaaki (John) Nishibori	43,000	85,323	31,417	159,740
Hiromitsu Ogawa	124,099	—	61,437	185,536
David G. Remington	70,000	85,323	—	155,323
Gary M. Sawka	66,000	85,323	—	151,323

(1)
Includes all annual retainer fees, committee and chairmanship fees and meeting fees.

(2)
These amounts reflect the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718 , excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015. As of December 31, 2015, the aggregate number of shares underlying outstanding option awards for each nonemployee director was: Mr. Dennis—90,000 shares; Mr. Liebeck—90,000 shares; Mr. Nishibori—20,000 shares; Mr. Ogawa—no shares; Mr. Remington—62,500 shares; and Mr. Sawka—90,000 shares.

(3)
Other compensation for 2015 consists of health, dental and life insurance premiums paid by the Company for the benefit of the director.

Narrative Disclosure to Director Compensation Table
Hiromitsu Ogawa. Mr. Ogawa served as Chief Executive Officer until November 1, 2006 when he became our Executive Chairman. On June 5, 2009, Mr. Ogawa retired as our Executive Chairman and remained our Chairman of the Board of Directors. In connection with his retirement as our Executive Chairman, Mr. Ogawa signed a compensation agreement with the Company under which Mr. Ogawa is entitled to an annual retainer fee originally set at $100,000, payable each calendar quarter in increments of  $25,000. The annual retainer fee is increased by at least 4% on July 1 of each subsequent year that the agreement is in effect. Mr. Ogawa’s annual retainer fee was increased to $126,532 on July 1, 2015. The compensation under this agreement is in lieu of the retainer and meeting fees that are payable to other members of the Board of Directors who are not also our employees. In addition to the annual retainer fee, Mr. Ogawa continues to receive the fringe benefits that he received prior to his retirement as an executive officer of the Company. The agreement is effective for as long as Mr. Ogawa serves as Chairman of the Board of Directors or for a period of three years from the date of the agreement.
Masaaki (John) Nishibori. Mr. Nishibori retired as our President and Chief Executive Officer effective June 3, 2011, and in connection with his retirement, we entered into a Continuing Services Agreement with Mr. Nishibori. Pursuant to the Continuing Services Agreement, among other things, (i) as long as Mr. Nishibori continues as a member of the Board of Directors, he and his spouse are eligible to participate in our health insurance plans to the extent permitted under such plans, and (ii) Mr. Nishibori is eligible to receive annual stock option grants that may be awarded to other outside members of the Board of Directors. Mr. Nishibori also receives the standard cash compensation for directors as outlined below.
Other Director Compensation. Directors who are also our employees receive no additional compensation for their services as directors. Directors who are not our employees, other than Mr. Ogawa, receive cash compensation and equity compensation as described below. All directors are also reimbursed for reasonable and necessary travel, communications, and
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other out-of-pocket business expenses incurred in connection with their attendance at meetings, while on corporate business or for continuing education related to their board service. In addition, we indemnify our directors for liability they may incur for serving in that capacity to the maximum extent permitted under the laws of the State of Delaware. We also advance expenses to our directors in connection with this indemnification.
Cash Compensation. Each nonemployee director, other than Hiromitsu Ogawa, receives an annual cash retainer of $25,000. The chair of the Audit Committee receives an additional annual cash retainer of  $12,000. Other committee chairs receive an additional annual cash retainer of  $8,000. Each annual retainer is paid quarterly in advance. In addition, directors, other than Hiromitsu Ogawa, receive a fee of  $2,000 for each meeting of the Board of Directors attended, members of the Audit Committee receive a fee of  $1,500 for each meeting of the Audit Committee attended, and members of other committees receive a fee of  $1,000 for each other committee meeting attended.
Equity Compensation. In addition to cash retainers and Board of Directors and committee meeting attendance fees, each nonemployee director is granted an option to purchase 12,500 shares upon the director’s initial election to the Board of Directors. In addition, each nonemployee director, other than Mr. Ogawa, is granted an option to purchase 10,000 shares at each annual meeting of our stockholders. All options have a ten-year term, an exercise price equal to the closing price of our common stock on the date of grant as reported on the New York Stock Exchange and vest in full on the first anniversary of the date of grant.
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MANAGEMENT
The following table sets forth certain information regarding our current executive officers who are responsible for overseeing the management of our business, and three key employees as of April 26, 2016. For biographical information about Victor M. Garcia, who is also a member of our Board of Directors, see page 8 above.
Name	Age	Position
Executive Officers:
Victor M. Garcia	48	President, Chief Executive Officer and Director
Timothy B. Page	63	Chief Financial Officer
Daniel J. Hallahan	60	Senior Vice President, Global Marketing
Camille G. Cutino	57	Vice President, Operations and Human Resources
Key Employees:
Matthew Easton	43	Vice President, Information Technology
Steven J. Garcia	52	Vice President, Legal Affairs
David B. Morris	49	Vice President, Finance and Corporate Controller
Executive Officers
Timothy B. Page has served as our Chief Financial Officer since May 2011. From 2008 to 2011, Mr. Page was Chief Financial Officer of Port Logistics Group, Inc., a logistics services company. From 2004 until 2008, Mr. Page was the Chief Financial Officer of Quality Distribution, Inc., a NASDAQ-listed bulk chemical transportation company, with over 100 locations in the U.S., Mexico and Canada. From 2001 to 2004, Mr. Page was the Chief Financial Officer of Perry Ellis International, Inc., a NASDAQ-listed global apparel company. Mr. Page holds a B.S. in Psychology from the University of Wisconsin-Milwaukee and an M.B.A. from the University of Wisconsin-Milwaukee.
Daniel J. Hallahan has served as our Senior Vice President, Global Marketing since February 2010. Mr. Hallahan previously served as our Vice President, Marketing in Europe from July 1992 to February 2010. Prior to joining CAI, Mr. Hallahan served as Director of Marketing of Amphibious Container Leasing and Itel Containers International Corporation.
Camille G. Cutino has served as our Vice President, Operations and Human Resources since October 2011. She previously served as our Vice President, Operations from January 2000 through September 2011, and as our Director of Operations from July 1992 through December 1999. She consulted with our Company from May 1991 through June 1992. Prior to joining CAI, she was the director of operations at Itel Containers International, Inc., a lessor of cargo containers for use exclusively in international shipping, where she served from 1980 through 1991. She holds a B.S. from San Francisco State University.
Key Employees
Matthew Easton has served as our Vice President of Information Technology since August 2010. Mr. Easton previously served as our Director of Information Technology from July 2005 to July 2010, and as our Information Technology Manager from April 2000 to June 2005. Prior to joining CAI International, Inc., Mr. Easton was an Analysis Manager for California major accounts at AT&T (formerly SBC Communications Inc.) a telephone communications company. Mr. Easton holds a B.A. from the University of California at Berkeley.
Steven J. Garcia joined our company in January 2013 as our Vice President, Legal Affairs. Prior to joining us, Mr. Garcia served as Senior Regional Counsel for International Business Machines Corporation (“IBM”) from January 2000 to January 2013, where he managed the overall legal support of IBM’s sales and distribution operations for half of the United States. Previously, from 1991 to 1998, Mr. Garcia served as corporate counsel for Chevron Corporation, a petroleum and chemicals company. In addition, Mr. Garcia’s previous experience includes service as a litigator in private legal practice for a major U.S. law firm. Mr. Garcia holds a B.A. in Political Science from the University of California at Berkeley and he earned his law degree from the University of California at Berkeley’s Boalt Hall School of Law.
David B. Morris has served as our Vice President, Finance and Corporate Controller since May 2011. From 2008 to 2011, Mr. Morris served as Senior Director, Finance, and prior to that as Director, SEC Reporting, of Celera Corporation, a NASDAQ-listed healthcare company. Previously, Mr. Morris was a Senior Audit Manager at KPMG LLP with a focus on public companies. Mr. Morris received a Bachelor of Engineering from the University of Bristol, U.K. in 1988. Mr. Morris is a U.K. Chartered Accountant and a California-licensed Certified Public Accountant.
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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402 of Regulation S-K, and based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2015 and this proxy statement relating to our 2016 Annual Meeting of Stockholders.
Compensation Committee Report Submitted By:
William Liebeck, Chair
Marvin Dennis
David G. Remington
Gary M. Sawka
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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis is designed to provide our stockholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the 2015 compensation of our named executive officers. For 2015, our named executive officers were as follows:
Victor M. Garcia	President and Chief Executive Officer
Timothy B. Page	Chief Financial Officer
Daniel J. Hallahan	Senior Vice President, Global Marketing
Camille G. Cutino	Vice President, Operations and Human Resources
Objectives of Our Compensation Programs
The Board of Directors and the Compensation Committee believe that compensation for our named executive officers should be tied to corporate performance. The primary objectives of our executive compensation program are as follows:
•
Management Development and Continuity. Provide competitive compensation packages that enable us to attract and retain talented executives to develop, grow and manage our business;

•
Pay-for-Performance. Align executive officer compensation with the achievement of our short- and long-term corporate strategies and business objectives and with the long-term interests of our stockholders; and

•
Long-Term Focus on Stockholder Value. Align executive compensation with stockholder value creation by delivering a portion of our executive officers’ compensation in the form of equity-based awards that vest over multiple years.

To achieve these objectives, our executive compensation program ties a portion of each named executive officer’s overall compensation to key corporate financial goals and to individual goals, either on a subjective or objective basis. We have also historically provided a portion of our executive compensation in the form of stock option and other equity awards that vest over time, which we believe helps to retain our executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.
How We Set Compensation
We have compensation programs for our named executive officers that are designed to offer compensation that is competitive with compensation offered by competitors and companies of similar size and complexity within the intermodal container and similar industries.
The Compensation Committee, in consultation with Mr. Ogawa, our founder and Chairman of the Board of Directors, and Mr. Garcia, our current Chief Executive Officer, develops recommendations for the compensation of our executive officers and submits the same to our Board of Directors for its review and approval. The Compensation Committee believes it is valuable to consider the recommendations of Messrs. Ogawa and Garcia with respect to these matters because, given their knowledge of our operations and the day-to-day responsibilities of our executive officers, they are in a unique position to provide the Compensation Committee with perspective into the performance of our executive officers in light of our business. While the Compensation Committee considers the recommendations of Messrs. Ogawa and Garcia, the Compensation Committee also considers, among other things, company and individual performance, peer group data and recommendations from PM&P, our compensation consultant, as further described below. Generally, the Compensation Committee has sought to provide compensation packages to our executive officers that are fair and competitive. The compensation for Mr. Garcia, Mr. Page and Mr. Hallahan for 2015 was also set pursuant to individual employment agreements entered into with each of them. In general, the overall compensation for our named executive officers is comprised of a mix of base salary, annual incentive bonuses and long-term, equity-based compensation pursuant to our existing equity compensation plan.
As part of the 2015 compensation process, the Compensation Committee reviewed publicly available compensation data for a select group of peer organizations along with general industry executive compensation survey data provided by our compensation consultant. PM&P conducted a comparative compensation analysis covering our named executive officers, including our Chief Executive Officer. The Compensation Committee uses peer company data to guide its review of the total compensation of our executive officers and generally reviews the compensation data for our peer companies and industry to
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understand market competitive compensation. The Compensation Committee focuses on ensuring that the elements of our executive compensation program are consistent with peer and industry trends. While the peer group data presented may identify a certain percentile of executive compensation, the Compensation Committee does not target compensation to any specific percentile or range with regard to any specific element of compensation or total compensation.
The peer group for 2015 was selected from among publicly traded companies who operate in the leasing industry with comparable revenue and market value. The Compensation Committee believes these companies are broadly comparable to us, and represent our labor market for talent for key leadership positions. For 2015, the selected peer group consisted of:
Aircastle Ltd.	Pacer International, Inc.
Echo Global Logistics, Inc.	SeaCube Container Leasing Ltd.
Marlin Business Services Corp.	TAL International, Inc.
McGrath Rentcorp.	XPO Logistics, Inc.
Mobile Mini, Inc.	Willis Lease Finance
Overall, in establishing the compensation of our named executive officers, except for the annual incentive bonus for Mr. Garcia which is primarily based on achievement of specific performance objectives, the Compensation Committee bases compensation amounts primarily on a subjective assessment of the market data, company performance and the business judgment of the Compensation Committee members, the individual performance of each named executive officer, the employment agreement of each named executive officer, if any, and each named executive officer’s level of responsibility for our key objectives and potential for future responsibility and promotion.
Say-on-Pay Vote
At our annual meeting of stockholders in June 2015, we held an advisory vote to approve the compensation of our named executive officers (“Say-On-Pay”). The compensation of our named executive officers reported in our 2015 proxy statement was approved by over 97% of the votes cast at the 2015 Annual Meeting of Stockholders, similar to the results at our 2014 Annual Meeting of Stockholders. The Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee has considered and will continue to consider the outcome of our Say-On-Pay votes when making future compensation decisions for our named executive officers.
Elements of Compensation
Our compensation program for our named executive officers consists of:
•
base salary and benefits;

•
annual incentive bonuses; and

•
long-term, equity-based compensation.

Base Salaries
The Compensation Committee reviewed named executive officer base salaries in early 2015 to ensure that they generally were competitive with market levels and generally reflected our level of financial performance during the previous year. No formulaic base salary increases are provided to our named executive officers, rather the Compensation Committee generally sets the base salary of each of our named executive officers at a level it believes compensates these individuals adequately for the work they are expected to perform in their respective positions, and the Compensation Committee may also consider the base salaries paid to similarly-positioned executives by peer organizations, individual performance of each of our named executive officers and overall company performance. The base salaries for each of our named executive officers increased during 2015, as shown in the following table. The financial performance of the Company in 2015 was also factored into the decisions regarding base salary increases and this resulted in a reduction in 2015 increases for all named executive officers compared to the previous year’s base salary increases.
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	Annual Base Salary
Name*Update	July 1, 2014 – June 30, 2015	July 1, 2015 – June 30, 2016	Percentage Increase
Victor M. Garcia	$590,544	$602,365	2.0%
Timothy B. Page	$393,702	$401,600	2.0%
Daniel J. Hallahan	$381,544	$370,873	(2.8%)*
Camille G. Cutino	$254,800	$259,900	2.0%

*
Mr. Hallahan received a 2.0% increase in his annual salary when measured in his local currency.

Annual Incentive Bonuses
The Compensation Committee believes that annual incentive bonuses awarded to our named executive officers for meeting or exceeding company performance goals and individual achievement goals provide our executive officers additional incentive to perform, increase stockholder value and ensure that we attract and retain talented named executive officers.
CEO Bonus
Consistent with our pay-for-performance philosophy, for 2015, the Compensation Committee set Mr. Garcia’s annual incentive bonus based on the achievement of company performance objectives, which were established by the Compensation Committee in its discretion. The Compensation Committee set a target bonus amount for Mr. Garcia in 2015 of 70% of his base salary. The following table and the paragraph immediately following the table highlights the performance objectives, criteria and methodology set by the Compensation Committee for calculating Mr. Garcia’s annual incentive bonus in 2015:
Performance Objective	Weighted Target Bonus	Payout Methodology
Pre-Tax Net Profits (2015 Budget – $79,237,000)	$421,656
Payout based on level of achievement of 2015 Budget:
–
Less than 75% budget attainment = 0% payout of weighted target bonus;

–
75% to 80% budget attainment = 50% payout of weighted target bonus;

–
80% to 100% budget attainment = Payout percentage of weighted target bonus in same percentage of budget attainment;

–
100% to 120% budget attainment = Payout percentage of weighted target bonus in same percentage of budget attainment; and

–
120% or greater budget attainment = 150% payout of weighted target bonus.

In 2015, actual pre-tax profits for the Company were $31,224,000, an achievement of 41% of budget, resulting in no bonus payout to Mr. Garcia under this performance objective. In 2015, Mr. Garcia was also given a broad objective to grow the Company’s rail and logistics businesses. In 2015, CAI Rail Inc. grew its revenue and profits, with actual pre-tax profits for the Company’s rail operations reaching $5,681,000, an achievement of 207% of budget. In mid-2015, Mr. Garcia also oversaw the acquisition of Clearpointt Logistics LLC, a logistics service provider based in Washington State. Clearpointt was responsible for a significant portion of the Company’s logistics-based revenue for 2015. Based on the Compensation Committee’s determination of significant growth in the Company’s rail and logistics operations, the Compensation Committee awarded a discretionary bonus of  $101,514 to Mr. Garcia, an amount equal to 17.0% of his base salary. Mr. Garcia’s total bonus for 2015 represents a 75% reduction in annual incentive compensation from the previous year.
Executive Officer Bonuses (Other than CEO)
The annual incentive bonuses to our named executive officers, other than Mr. Garcia as described above, are paid at the discretion of the Compensation Committee and the Board of Directors. Each year, our Board of Directors allocates a general pool for all annual incentive bonuses, except for the annual incentive bonus to Mr. Garcia. From this bonus pool, our
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Compensation Committee determines the annual incentive bonuses to be paid to each named executive officer, except for Mr. Garcia. When setting the discretionary annual incentive bonuses for our executive officers other than Mr. Garcia, the Compensation Committee considers several factors, including the overall performance of our Company, the individual executive’s role in our performance and the individual executive’s job performance during the year. The Compensation Committee also has the authority to award discretionary cash bonuses to our executive officers in the event of extraordinary short-term efforts and achievements by our executive officers.
The Compensation Committee awarded bonuses to our named executive officers (other the Mr. Garcia) for the year ended December 31, 2015 based on its review and analysis of their positions, responsibilities and performance, as well as their anticipated responsibilities and potential contributions to growth in stockholder value. The Compensation Committee factored in the financial performance of the Company in 2015, which resulted in 2015 bonuses being reduced in comparison to prior years, and also analyzed the compensation comparables of peer companies in validating its conclusions. Annual incentive bonuses paid to our executive officers in 2015 (other than Mr. Garcia) were as follows:
Name	Annual Incentive Bonus	Percentage of Base Salary
Timothy B. Page	$26,250	6.6%
Daniel J. Hallahan	$31,458	8.4%
Camille G. Cutino	$35,000	13.6%
Equity Compensation
The Compensation Committee believes that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards reward our named executive officers for maximizing stockholder value over time and align the interests of our executives with those of our stockholders. In June 2015, the Compensation Committee recommended and the Board of Directors approved the grant of stock options and restricted stock awards to our named executive officers as set forth under the “2015 Grants of Plan-Based Awards Table” below. The number of options and restricted stock awards granted to our named executive officers in 2015 in recognition of each named executive officer’s performance during the previous year, and a subjective assessment of each named executive officer’s expected future contributions to our company, all in the Compensation Committee’s and the Board of Directors’ business judgment.
Severance and Change in Control Payments
We have entered into written agreements with Mr. Garcia, Mr. Page and Mr. Hallahan pursuant to which they are entitled to receive severance benefits in the event their employment is terminated by us other than for cause, by the executive for good reason, or as a result of death or disability. We provide these benefits to attract and retain qualified executive officers who could obtain similar positions at other companies. These potential payments are discussed further under “Potential Post-Employment or Change in Control Payments” below.
Other Benefits
Our named executive officers are eligible to participate in all our employee benefit plans, such as medical, dental, vision, group life, disability and our 401(k) plan, in each case on the same basis as other employees. In addition, we pay for additional life insurance policies for certain of our named executive officers. All of these other benefits are included as part of the benefits package to retain highly qualified executives. We also provide vacation and other paid holidays to all employees, including our executive officers.
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2015 Summary Compensation Table
The following table provides information concerning the compensation of our named executive officers for the years ended December 31, 2015, 2014 and 2013, as applicable.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Victor M. Garcia President and Chief Executive Officer	2015	596,455	101,514	—	525,690	—	38,208(3)	1,261,867
	2014	579,197	—	—	640,732	406,057	33,475	1,659,461
	2013	554,320	148,300	182,229	197,478	148,300	32,783	1,263,410
Timothy B. Page Chief Financial Officer	2015	397,651	26,250	—	172,044	—	54,654(4)	650,598
	2014	386,131	105,000	—	209,694	—	54,056	754,881
	2013	371,280	113,500	105,640	114,480	—	47,291	752,191
Daniel J. Hallahan Senior Vice President, Global Marketing	2015	376,209	31,458	—	172,044	—	42,483(5)	622,194
	2014	381,675	128,852	121,495	128,146	—	44,760	804,928
	2013	373,806	150,388	132,050	143,100	—	51,250	850,594
Camille G. Cutino Vice President, Operations and Human Resources	2015	257,350	35,000	43,780	38,232	—	36,707(6)	411,069
	2014	249,900	85,000	44,180	46,599	—	35,740	461,419
	2013	234,300	85,000	39,615	42,930	—	34,587	436,432

(1)
These amounts reflect the base salary earned for services during the year ended December 31, 2015. Base salary changes are effective on July 1st of each fiscal year.

(2)
These amounts reflect the aggregate grant date fair value for restricted stock awards and stock options computed in accordance with FASB ASC Topic 718 , excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)
All other compensation for 2015 consists of  $18,294 for health and dental insurance, $3,014 for life and disability insurance, $10,600 for 401(k) matching contributions and $6,300 in office parking fees.

(4)
All other compensation for 2015 consists of  $29,785 for health and dental insurance, $9,865 for life and disability insurance, $10,600 for 401(k) matching contributions and $4,404 in office parking fees.

(5)
All other compensation for 2015 consists of  $6,544 for health and dental insurance, $17,265 for retirement plan matching contributions and $18,674 for a car allowance.

(6)
All other compensation for 2015 consists of  $16,489 for health and dental insurance, $3,624 for life and disability insurance, $10,294 for 401(k) matching contributions and $6,300 in office parking fees.

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2015 Grants of Plan-Based Awards Table
The following table provides information regarding grants of plan based awards for each of our named executive officers for 2015.
Name	Award Description	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold ($)	Target ($)	Maximum ($)
Victor M. Garcia	Stock Option	6/5/2015	—	—	—	—	55,000	21.89	525,690
	Annual Cash Incentive		—	421,656	632,483	—	—	—	—
Timothy B. Page	Stock Option	6/5/2015	—	—	—	—	18,000	21.89	172,044
Daniel J. Hallahan	Stock Option	6/5/2015	—	—	—	—	18,000	21.89	172,044
Camille G. Cutino	Stock Option	6/5/2015	—	—	—	—	4,000	21.89	38,232
	Restricted Stock	6/5/2015	—	—	—	2,000	—	—	43,780

(1)
These amounts reflect the aggregate grant date fair value for stock options and restricted stock awards computed in accordance with FASB ASC Topic 718 “Compensation—Stock Compensation,” excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
General. Base salary increases for our named executive officers became effective on July 1, 2015. The following table sets forth the percentage of each named executive officer’s total compensation that was paid in the form of base salary and cash incentive awards for 2015 based on the amount reported as Total Compensation in the Summary Compensation Table:
Name	Cash Compensation as a Percentage of Total Compensation
Victor M. Garcia	55.3%
Timothy B. Page	65.2%
Daniel J. Hallahan	65.5%
Camille G. Cutino	71.1%
Bonuses and Non-Equity Incentive Plan Compensation. While the determination of Mr. Garcia’s annual incentive bonus included review of the achievement of objective performance criteria, based upon the Company’s financial performance in 2015, Mr. Garcia did not receive any payout of bonus pursuant to those objective performance metrics. Mr. Garcia did, however, receive a 2015 incentive bonus that was significantly reduced from the prior year’s incentive bonus and was based upon subjective criteria, primarily the significant growth of the Company’s rail and logistics businesses in excess of budgeted performance. As such, the amount of Mr. Garcia’s annual incentive bonus is reflected in the “Bonus” column of the 2015 Summary Compensation Table. The annual incentive bonuses for our other named executive officers is historically based on a subjective determination by the Compensation Committee and such amounts are reflected in the “Bonus” column of the 2015 Summary Compensation Table. See the discussion on the determination of bonuses for our named executive officers, and non-equity incentive plan compensation for Mr. Garcia, under “Annual Incentive Bonuses” on page 19 of this proxy statement.
Option Awards and Stock Awards. Twenty-five percent of the total number of shares subject to the options granted to our named executive officers in 2015 vest on June 5, 2016, and 1/48th of the total number of shares subject to the options vest monthly thereafter, provided that the holder is in continuous service with us as of each vesting date. The restricted stock awards granted to our named executive officers in 2015 vest in four equal annual installments beginning on May 15, 2016, provided that the holder is in continuous service with us as of each vesting date.
Employment Agreements
Victor M. Garcia. Mr. Garcia became our President and Chief Executive Officer in June 2011. Mr. Garcia previously served as our Senior Vice President and Chief Operating Officer from September 2010 to June 2011. We entered into an
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 22

employment agreement with Mr. Garcia in April 2011 in connection with his promotion as our President and Chief Executive Officer. The employment agreement was effective until May 1, 2014, but was renewed for an additional three-year period through April 30, 2017, unless the agreement is terminated earlier by us for death, disability, Company insolvency or “cause,” or by Mr. Garcia for “good reason,” as described further on pages 25 and 26, or by either party with at least 90 days written notice prior to the end of the term.
Timothy B. Page. Mr. Page became our Chief Financial Officer in May 2011. We initially entered into an employment agreement with Mr. Page effective mid-May 2011 in connection with his appointment as our Chief Financial Officer. On August 20, 2013, we entered into a new employment agreement with Mr. Page with a term extending to August 19, 2016. If written notice of termination is not provided at least 90 days in advance of August 19, 2016, the agreement will automatically renew for another three year period. Pursuant to this employment agreement, Mr. Page’s annual base salary is eligible for annual increases at the discretion of the Board of Directors. Mr. Page is further entitled to certain benefits upon his termination by us without cause, for death, disability or by Mr. Page for “good reason” or in connection with a change in control as described further on pages 25 and 26.
Daniel J. Hallahan. Mr. Hallahan has served as our Senior Vice President, Global Marketing since February 2010. On August 20, 2013, we entered into an employment agreement with Mr. Hallahan. The agreement provides that Mr. Hallahan’s employment will continue unless and until either the Company or Mr. Hallahan provides twelve months’ advance written notice of intent to terminate the agreement. Pursuant to this employment agreement, Mr. Hallahan’s annual base salary is eligible for annual increases at the discretion of the Board of Directors. Mr. Hallahan is also eligible to receive, among other things, an annual bonus subject to a discretionary determination by the Company, a car allowance and other benefits typically given to executive officers of the Company. Mr. Hallahan is further entitled to certain benefits upon his termination by us in connection with a change in control as described further on page 25.
2015 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information regarding the number and estimated value of outstanding stock options and restricted stock awards held by each of our named executive officers as of December 31, 2015.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Victor M. Garcia	5/15/2007	65,100	—	15.00	5/14/2017	—	—
	6/5/2009	25,605	—	5.60	6/4/2019	—	—
	4/29/2011	150,000	—	25.16	4/28/2021	—	—
	6/12/2012	36,750	5,250(1)	17.77	6/11/2022	—	—
	6/14/2013	8,625	5,175(1)	26.41	6/13/2023	—	—
	6/14/2013	—	—	—	—	3,450(2)	34,776
	6/12/2014	20,625	34,375(1)	22.09	6/11/2024	—	—
	6/5/2015	—	55,000(1)	21.89	6/4/2025	—	—
Timothy B. Page	5/9/2011	30,000	—	23.14	5/8/2021	—	—
	6/12/2012	8,750	1,250(1)	17.77	6/11/2022	—	—
	6/14/2013	5,000	3,000(1)	26.41	6/13/2023	—	—
	6/14/2013	—	—	—	—	2,000(2)	20,160
	6/12/2014	6,750	11,250(1)	22.09	6/11/2024	—	—
	6/5/2015	—	18,000(1)	21.89	6/4/2025	—	—
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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Daniel J. Hallahan	6/5/2009	60,000	—	5.60	6/4/2019	—	—
	6/12/2012	13,125	1,875(1)	17.77	6/11/2022	—	—
	6/14/2013	6,250	3,750(1)	26.41	6/13/2023	—	—
	6/14/2013	—	—	—	—	2,500(2)	25,200
	6/12/2014	4,125	6,875(1)	22.09	6/11/2024	—	—
	6/12/2014	—	—	—	—	4,125(2)	41,580
	6/5/2015	—	18,000(1)	21.89	6/4/2025	—	—
Camille G. Cutino	6/5/2009	60,000	—	5.60	6/4/2019	—	—
	6/12/2012	3,500	500(1)	17.77	6/11/2022	—	—
	6/14/2013	1,875	1,125(1)	26.41	6/13/2023	—	—
	6/14/2013	—	—	—	—	750(2)	7,560
	6/12/2014	1,500	2,500(1)	22.09	6/11/2024	—	—
	6/12/2014	—	—	—	—	1,500(2)	15,120
	6/5/2015	—	4,000(1)	21.89	6/4/2025	—	—
	6/5/2015	—	—	—	—	2,000(2)	20,160

(1)
Twenty-five percent (25%) of the total number of shares subject to the option vest and become exercisable on the first anniversary of the grant date, and 1/48th of the total number of shares subject to the option vest monthly thereafter, provided that the option holder is in continuous service with us as of each vesting date.

(2)
The restricted stock awards vest in four equal annual installments beginning on the first anniversary of the vesting date (May 15 in the year of grant), provided that the holder is in continuous service with us as of each vesting date.

(3)
Market value calculated based on our closing stock price as reported on the New York Stock Exchange on December 31, 2015.

2015 Option Exercises and Stock Vested Table
The following table presents information regarding the vesting of stock awards for each of our named executive officers during 2015.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Victor M. Garcia	1,725	38,899
Timothy B. Page	1,000	22,550
Daniel J. Hallahan	2,625	59,194
Camille G. Cutino	875	19,731
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Potential Post-Employment or Change in Control Payments
Employment Agreements
Messrs. Garcia, Page and Hallahan are entitled to certain payments from us pursuant to their respective employment agreements in the event of their termination of employment or upon the occurrence of a “Change in Control.”
Victor M. Garcia. In the event Mr. Garcia’s employment is terminated for “Cause” or due to Company insolvency, Mr. Garcia is entitled only to any accrued compensation and benefits through the effective date of his termination.
In the event Mr. Garcia’s employment is terminated (i) by us without “Cause”, (ii) due to his death or disability, (iii) for any reason, other than for “Cause”, death or disability, within twenty four months following a “Change in Control” or (iv) by him for “Good Reason,” Mr. Garcia is entitled to receive the following payments and benefits:
•
any accrued compensation and benefits through the effective date of the termination;

•
a lump sum payment equal to 150% of the greater of  (a) $520,000 or (b) Mr. Garcia’s base salary for the twelve months immediately preceding the date of termination;

•
COBRA health benefits for whichever of the following periods is shortest: (A) the longer of  (i) the remaining term of Mr. Garcia’s employment agreement or (ii) eighteen months following the date of termination; or (B) until Mr. Garcia is no longer entitled to COBRA continuation coverage under our group health plans; and

•
so long as the date of termination is at least one month after the beginning of our latest fiscal year, the annual bonus for the fiscal year of termination, pro-rated based on the number of days Mr. Garcia was employed during the fiscal year.

Mr. Garcia’s employment agreement also provides that if he becomes entitled to receive or if he receives any payments that would be characterized as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code, the payments will be reduced to the highest amount that may be paid to him without having any portion of any payment treated as an “excess parachute payment,” but only if the effect of the reduction is that he would receive a greater amount of payments, as determined on an after-tax basis. If, on an after-tax basis, the payments Mr. Garcia would receive would be greater without any reduction, then these payments will not be reduced.
“Cause” is generally defined as (a) a failure by the executive to substantially perform his or her material duties under such executive’s employment agreement which is not cured within thirty days after notice from us; (b) an act by the executive of material dishonesty, fraud, misrepresentation, or other act(s) of moral turpitude; (c) an intentional act by the executive (other than one constituting a business judgment that was reasonable at the time or which was previously approved by the Board of Directors), or gross misconduct by the executive, which in either case, is seriously injurious to us; (d) a material breach by the executive of his or her employment agreement which is not cured within thirty days after notice from us; or (e) a material and willful violation of a federal or state law or regulation applicable to our business.
“Change of Control” is generally defined as any of the following transactions: (a) a merger or consolidation with or into any other company or other entity, if  (after giving effect to the merger or consolidation) our stockholders prior to the merger or consolidation would not be able to elect a majority of our Board of Directors immediately following the merger or consolidation; (b) a sale in one transaction or a series of transactions undertaken with a common purpose of all or a controlling portion of our outstanding voting securities or such amount of our outstanding voting securities as would enable the purchaser to obtain the right to appoint a majority of our Board of Directors; (c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of our assets; or (d) as otherwise may constitute a Change in Control under our Amended and Restated 2007 Equity Incentive Plan; provided, however, a transaction involving a sale of stock beneficially owned by Mr. Ogawa, his spouse or his children shall not constitute a Change in Control unless (after giving effect thereto) a single party (or group of related parties) obtains control of us as a result of such transaction.
“Good Reason” is generally defined as the occurrence of any of the following events, without the consent of the executive: (a) any diminution in the executive’s base salary, except as part of a program whereby the salaries of all of our executive officers are reduced for economic reasons; (b) any material diminution of the executive’s authority, duties, reporting or responsibilities; (c) any action or inaction that constitutes a material breach by us of the executive’s employment agreement; or (d) a material change in the geographic location at which the executive must perform his duties under his or her employment agreement, except for office relocation within the San Francisco Bay area; provided that the executive
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acknowledges and agrees that he or she may be required to travel extensively in connection with the performance of his or her duties under such executive’s employment agreement and that any such travel requirement will not constitute a material change in the geographic location at which the executive must perform his or her duties under such executive’s employment agreement.
Timothy B. Page. In the event Mr. Page’s employment is terminated without Cause, for death or disability, for Good Reason or within twenty four months of a Change in Control and in connection therewith, Mr. Page is entitled to receive a lump sum payment equal to 100% of his then-current base salary, or, in the case of termination based upon Change in Control, 200% of his then-current base salary, plus a cash bonus equal to the average of the annual cash bonus amounts paid over the preceding two years. The definitions of  “Cause”, “Good Reason” and “Change of Control” under Mr. Page’s employment agreement are substantially similar to the definitions under Mr. Garcia’s employment agreement as defined above.
Daniel J. Hallahan. In the event Mr. Hallahan’s employment is terminated within twenty four months following the occurrence of a Change in Control and in connection therewith, Mr. Hallahan is entitled to receive a lump sum payment equal to one year of his base salary, plus a cash bonus equal to the average of the annual cash bonus amounts paid over the preceding two years. The definition of  “Change of Control” under Mr. Hallahan’s employment agreement is substantially similar to the definition under Mr. Garcia’s employment agreement as defined above.
Equity Compensation Plan
Under our 2007 Equity Incentive Plan (the “Plan”), all awards under the Plan, including shares subject to stock options and restricted stock, that have not vested will become fully vested and exercisable in the event of a “change of control” or other “company transaction,” each as defined below, unless, in the event of a company transaction, the options or stock awards are assumed by the successor company. A “change of control” is generally defined as an acquisition of 50% or more of our voting power, or a change in the composition of our Board of Directors in a two-year period, without the approval of the Incumbent Board (as defined in the Plan), that results in fewer than a majority of the Incumbent Board remaining in office. A “company transaction” is generally defined as the completion of a merger or consolidation with or into another company or entity, a sale in one or more transactions with the common purpose of all of our outstanding voting securities, or a sale in one or more transactions with the common purpose of all or substantially all of our assets. The Compensation Committee may also, in the event of a change of control, allow the holder of an award to surrender the award in exchange for a cash payment, or, in the event of a company transaction, terminate awards under the plan in exchange for a cash payment, each calculated by a formula set forth in the plan.
The following table describes the potential payments under the Plan upon a termination or change of control for our named executive officers, assuming that the triggering events occurred on December 31, 2015. In the case of stock options, the value of the acceleration was determined based on the difference between (i) the exercise price of the shares for which vesting was accelerated and (ii) the $10.08 closing price on December 31, 2015. In the case of restricted stock, the value of the acceleration was determined based on the value of the shares for which vesting was accelerated using the $10.08 closing price on December 31, 2015.
Name	Benefit	Upon a Change in Control ($)	Termination Without Cause ($)	Termination For Good Reason, Due to Death or Disability, or Within 24 Months Following a Change in Control ($)
Victor M. Garcia
	Severance	—	894,683	894,683
	Non-equity incentive plan bonus	—	421,656	421,656
	Stock options (unvested and accelerated)	—	—	—
	Restricted stock (unvested and accelerated)	34,776	—	—
	COBRA premiums	—	31,663	31,663
	Total	34,776	1,348,002	1,348,002
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Name	Benefit	Upon a Change in Control ($)	Termination Without Cause ($)	Termination For Good Reason, Due to Death or Disability, or Within 24 Months Following a Change in Control ($)
Timothy B. Page
	Severance	—	401,600	401,600(1)
	Non-equity incentive plan bonus	—	65,625	65,625
	Stock options (unvested and accelerated)	—	—	—
	Restricted stock (unvested and accelerated)	20,160	—	—
	Total	20,160	467,225	467,225
Daniel J. Hallahan
	Severance	—	—	376,209
	Non-equity incentive plan bonus	—	—	80,155
	Stock options (unvested and accelerated)	—	—	—
	Restricted stock (unvested and accelerated)	66,780	—	—
	Total	66,780	—	456,364
Camille G. Cutino
	Stock options (unvested and accelerated)	—	—	—
	Restricted stock (unvested and accelerated)	42,840	—	—
	Total	42,840	—	—

(1)
With respect to Mr. Page only, upon termination for any reason (other than for cause or as a result of death or disability) within 24 months of a change in control, Mr. Page would be entitled to a severance payment of  $803,200 as of December 31, 2015.

CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 27

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected KPMG LLP, an independent registered public accounting firm, to audit our financial statements for fiscal year 2016, and recommends that the stockholders vote to ratify such appointment.
KPMG LLP has audited our financial statements since the year ended December 31, 2006. Stockholder approval of the selection of KPMG LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. The Audit Committee will consider the results of the stockholder vote and in the event of a negative vote will reconsider its selection of KPMG LLP. Even in the event of an affirmative stockholder vote, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table summarizes the fees billed by KPMG LLP for professional services rendered to us for fiscal years 2014 and 2015.
Services Rendered	2014	2015
Audit Fees (1)	$934,750	$920,250
Audit-Related Fees (2)	10,000	10,000
Tax Fees (3)	5,316	9,316
Total Fees	$950,066	$939,566

(1)
Audit Fees consist of fees for professional services rendered for the audit of our 2014 and 2015 consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with regulatory filings.

(2)
Audit-Related Fees consist of fees billed for assurance and related services primarily associated with compliance reporting for our asset-backed securities.

(3)
Tax Fees consist of fees billed for professional services rendered in 2014 and 2015 for tax compliance relating to our domestic and foreign subsidiaries.

Pre-Approval Policy and Procedures
The Audit Committee pre-approves all audit and permissible audit-related and non-audit services provided to the Company by our independent registered public accounting firm and the associated fees for these services. Requests to provide services requiring pre-approval by the Audit Committee are submitted to the Audit Committee with a description of the services to be provided and an estimate of the fees to be charged in connection with such services. All engagements must be separately pre-approved by the Audit Committee. All services and fees for 2014 and 2015 were pre-approved by the Audit Committee. Engagements must be separately pre-approved by the Audit Committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2016.
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 28

AUDIT COMMITTEE REPORT
The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls over financial reporting and other matters, and makes other decisions with respect to audit and finance matters. The Audit Committee also pre-approves the retention of the independent registered public accounting firm and fees for all audit and permitted non-audit services provided by the independent registered public accounting firm, and determines whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provides them with financial sophistication.
Duties and Responsibilities
The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:
•
the integrity of CAI’s financial statements;

•
CAI’s compliance with legal and regulatory requirements;

•
CAI’s systems of internal control over financial reporting as established by management;

•
the independent registered public accounting firm’s qualifications and independence;

•
the performance by CAI’s independent registered public accounting firm;

•
CAI’s internal audit activities and processes;

•
risk assessment and risk management;

•
CAI’s auditing, accounting and financial reporting processes generally; and

•
compliance with CAI’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board of Directors, the independent registered public accounting firm, financial management and all employees.
In connection with these responsibilities, the Audit Committee met with management to review and discuss CAI’s audited financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Public Company Accounting Oversight Board AU Section 380, Communications with Audit Committees. The Audit Committee also received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with its independent registered public accounting firm that firm’s independence.
Fiscal 2015 Audit
Based on the reviews and discussions described above, the Audit Committee recommended that the Board of Directors include the audited financial statements in CAI’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2015.
Audit Committee Report Submitted By:
David G. Remington, Chair
William Liebeck
Marvin Dennis
Gary M. Sawka
Masaaki (John) Nishibori
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 29

PROPOSAL NO. 3 – ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to approve an advisory resolution to approve the compensation of our named executive officers as reported in this proxy statement. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required vote on the frequency of such votes.
The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the Company’s executives, whose compensation is reported in the 2015 Summary Compensation Table above. Additional information regarding the Compensation Committee and its role is described above in the “Compensation Discussion and Analysis” section of this proxy statement and the related tables and narrative disclosure. Consistent with the Company’s compensation philosophy, our executive compensation program has been designed to provide competitive compensation packages that enable us to attract and retain talented executives and motivate named executive officers to achieve our short- and long-term business strategies.
The Compensation Committee and our Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executives reported in this proxy statement has contributed to the Company’s recent and long-term success. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2016 Annual Meeting of Stockholders:
RESOLVED, that the stockholders of CAI International, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, notes and narrative in the Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders.
While the resolution is non-binding, the Board of Directors values the opinions that stockholders express in their votes and in any additional dialogue. It will consider the outcome of the vote and those opinions when making future compensation decisions.
The Board of Directors Unanimously Recommends A Vote For the Advisory Resolution To APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 30

PROPOSAL NO. 4 – APPROVAL OF THE AMENDED
CAI INTERNATIONAL, INC. 2007 EQUITY INCENTIVE PLAN
The Board of Directors, the Compensation Committee and our management all believe that the effective use of stock-based long-term incentive compensation is important to our success. On April 25, 2016, the Board of Directors amended our 2007 Equity Incentive Plan (as amended, the “2007 Plan”) to increase the number of shares authorized for issuance under the 2007 Plan by 750,000 shares, subject to the approval of our stockholders.
In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, the Board of Directors believes that we will need the additional 750,000 new shares to be available under the 2007 Plan. As of April 15, 2016, and prior to the requested increase, there were a total of approximately 62,500 shares available for future grant under the 2007 Plan. As of the record date, the total number of shares of our common stock issued and outstanding was 19,428,894 shares. Although the additional 750,000 new shares to be available under the 2007 Plan will increase the potential dilution to stockholders, the Board of Directors believes our equity compensation plan is well-managed and below norms for our industry. The Board of Directors also believes the burn rate under our equity compensation plan is well below the industry average.
We had originally anticipated the additional shares available under the 2007 Plan approved by stockholders at last year’s Annual Meeting of Stockholders would be sufficient for our equity compensation program through fiscal 2017. However, in 2015, with the expansion of our railcar and logistics business, we awarded additional equity compensation to hire, retain and reward key personnel in connection with their efforts in the growth of those business units. We expect that our railcar and logistics businesses will continue to grow, and that we will need to have additional shares available for equity awards to be in a position to hire, retain and reward key personnel to successfully execute our business plans. We expect that the additional 750,000 shares for which we are seeking stockholder approval will be sufficient for our equity compensation program for the next two years and that we will seek approval for additional shares at our annual meeting of stockholders in 2018.
While authorizing these additional shares for issuance under the 2007 Plan will increase the potential dilution represented by our equity compensation program, the Board of Directors and Compensation Committee believe that the potential dilution represented by our current outstanding equity compensation awards and the new shares to be authorized for issuance under the 2007 Plan is reasonable.
If stockholders do not approve the amended 2007 Plan, the amended 2007 Plan will not become effective and the remaining shares available for issuance under the 2007 Plan will remain available for new grants until awards have been granted covering all the shares authorized for issuance under the 2007 Plan or it is terminated by the Board of Directors.
If the stockholders approve the amended 2007 Plan, in addition to the 750,000 new shares authorized for issuance under the 2007 Plan, the shares that are subject to outstanding awards under the 2007 Plan that are forfeited or canceled or expire can be reused under the Plan.
Under applicable rules of the NYSE, we are required to obtain stockholder approval of the 2007 Plan. In addition, stockholder approval of the 2007 Plan is necessary to provide the compensation committee with the flexibility to grant incentive stock options to employees under the 2007 Plan and certain awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See “U.S. Federal Income Tax Consequences” below for more information about these issues.
Stockholder approval of the amended 2007 Plan pursuant to this Proposal No. 4 will also constitute re-approval of the 2007 Plan for purposes of Section 162(m). In general, this re-approval is required at least once every five years to comply with certain requirements under Section 162(m). See “U.S. Federal Income Tax Consequences” below for more information.
The principal features of the amended 2007 Plan are summarized below. This summary does not contain all information about the 2007 Plan. A copy of the complete text of the amended 2007 Plan is included in Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2007 Plan.
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 31

Summary of the Amended 2007 Plan
The 2007 Plan authorizes the Compensation Committee to award stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of our stock for the purpose of recruiting, motivating and retaining the caliber of employees essential for achievement of our success.
Shares Available for Issuance
The number of shares of Company stock available for issuance under the 2007 Plan is 2,671,980. If there is any change in Company stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company’s corporate or capital structure, the Committee shall make proportional adjustments to the maximum number and kind of securities, and the price of each security, (i) available for issuance under the 2007 Plan, (ii) available for issuance as incentive stock options, (iii) that may be subject to awards received by any participant in any one calendar year, and (iv) that are subject to any outstanding award.
The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award (or, if applicable, the portion as to which shares have not been issued) will again be available for use under the 2007 Plan. Shares that are (i) tendered by a participant or retained by the Company as payment for the purchase price of an award or to satisfy tax withholding obligations or (ii) covered by an award that is settled in cash, or in a manner such that some or all of the shares subject to the award are not issued, will be available for issuance under the 2007 Plan. The number of shares available for issuance under the 2007 Plan will not be reduced to reflect any dividends or dividend equivalents that are credited to outstanding stock or stock unit awards. The 2007 Plan also provides that shares subject to awards issued by the Company in substitution for awards previously granted by an acquired company will not count against the shares available for issuance under the 2007 Plan.
Eligibility
Awards may be made to any employee, officer or director of the Company and its affiliated companies, as well as to certain consultants, agents, advisors and independent contractors. As of April 25, 2016, approximately 128 employees, including four executive officers and six non-employee directors were eligible to participate in the 2007 Plan.
Administration
The 2007 Plan will be administered by the Compensation Committee, except that with respect to participants who are nonemployee directors, the 2007 Plan will be administered by the Board. The Board or the Compensation Committee may delegate the administration, subject to certain limits described in the 2007 Plan. References to the “Committee” are to the Board of Directors, the Compensation Committee, or other delegate, as applicable.
Types of Awards
Stock Options. The Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Committee sets option exercise prices and terms, except that the exercise price of a stock option may be no less than 100% of the fair market value of the shares on the date of grant (for these purposes, fair market value means the closing price, for Company stock on the New York Stock Exchange during regular session trading for a single trading day, unless otherwise determined by the Committee). At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.
Stock Appreciation Rights (“SARs”). The Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2007 Plan or on a stand-alone basis. SARs are the right to receive payment per share of the SAR exercised in stock or in cash equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related stock option to the extent of the SAR exercise.
Performance Share Awards, Performance Unit Awards, Stock Awards, Restricted Stock and Stock Unit Awards, and Other Awards. The Committee may grant awards of restricted stock, restricted stock units, performance shares denominated in shares of Company stock, performance units denominated in cash, and other stock and cash-based awards, which may
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 32

include the payment of stock in lieu of cash (including cash payable under other Company incentive or bonus programs) or the payment of cash (which may or may not be based on the price of the Company’s common stock). Such awards may be contingent on continued service or the attainment of certain performance goals. The Committee may decide to include dividends or dividend equivalents as part of an award of shares of Company stock (or awards denominated in shares of Company stock) and may accrue dividends, with or without interest, until the award is paid.
Section 162(m) Awards. The Committee may grant stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m). Such awards may consist of stock options, SARs, stock awards, performance shares or other awards, and may be conditioned upon the attainment of certain performance goals relating to one or more business criteria within the meaning of Section 162(m). As required by Section 162(m), these business criteria will be net earnings or net income (before or after taxes); earnings per share (basic or fully diluted); net sales growth or bookings growth; revenues; operating profit or income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); return measures (including, but not limited to, return on assets, capital, net capital utilized, equity or sales); working capital; cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating profit; cost control; strategic initiatives; market share; improvements in capital structure; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency or margins; capital efficiency; strategic targets; economic profit; employee or customer satisfaction, services performance, subscriber, cash management or asset management metrics; working capital targets; cash value added (“CVA”); or market or economic value added (“EVA”). Any performance criteria may be used to measure the performance of the Company as a whole or any business unit of the Company.
The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m), or any successor provision thereto.
Subject to certain adjustments, participants who are granted awards intended to qualify as “performance-based compensation” under Code Section 162(m) may not be granted awards, other than performance units, for more than 300,000 shares of common stock in any calendar year, except that the Company may make additional one-time grants of such Awards for up to 200,000 shares to newly hired or newly promoted individuals. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as “performance-based compensation” cannot exceed $1,000,000 in any calendar year.
Amendment and Termination of the 2007 Plan
The Board or the Committee may amend the 2007 Plan, except that if any applicable statute, regulation or stock exchange rule requires stockholder approval with respect to an amendment, then to the extent required, stockholder approval will be obtained. Stockholder approval will also be obtained for any amendment that would delete or limit the scope of the 2007 Plan provisions prohibiting repricing of options and any amendment that would increase the number of shares stated as available for issuance under the 2007 Plan. The 2007 Plan will terminate on April 25, 2026, unless sooner terminated or extended by the Board.
U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences to us and to recipients of certain awards under the 2007 Plan. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2007 Plan. The 2007 Plan addresses several issues related to recent deferred compensation legislation under Section 409A of the Code and contains an express provision stating that it is the intent of the Company that the awards will satisfy the requirements for exemption under Section 409A, and to make it clear that the Committee is to interpret and administer the 2007 Plan accordingly.
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 33

Nonqualified Stock Options and SARs. A recipient will not have any income at the time a nonqualified stock option or SAR is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the exercise price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the exercise price. When an SAR is exercised, the recipient will recognize ordinary income equal to the sum of (i) any gross cash proceeds payable and (ii) the fair market value on the exercise date of any shares received.
Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO or one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the exercise price), if any, will be long-term capital gain eligible for preferential capital gains tax rates. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of  (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount received for the shares over the exercise price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.
Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at ordinary income tax rates at the time of grant in an amount equal to the fair market value of the restricted stock on the date of grant.
The Company generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code.
Section 162(m) Awards and Other Awards. Under Section 162(m), compensation in excess of  $1 million paid in any year to certain executive officers is not deductible by the Company, unless such compensation qualifies as “performance-based.” As discussed above, the 2007 Plan allows the Committee to make awards that would be performance-based for purposes of exemption from the limitations of Section 162(m). However, nothing precludes the Committee from making any payments or granting any awards that do not qualify for tax deductibility under Section 162(m).
New Plan Benefits
All awards to employees, officers, directors and consultants under the 2007 Plan are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2007 Plan are not determinable at this time. However, please refer to the description of grants made to nonemployee directors and our executive officers in the last fiscal year under the headings “2015 Director Compensation” and “2015 Grants of Plan-Based Awards Table” above.
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Awards Granted Under the 2007 Plan Since Inception
The following table provides information as of April 15, 2016, with respect to awards granted under the 2007 Plan to our named executive officers and other groups since the inception of the 2007 Plan.
Name and Position	Number of Shares Underlying Stock Option Grants	Number of Restricted Stock Grants
Victor M. Garcia, President and Chief Executive Officer	486,000	6,900
Timothy B. Page, Chief Financial Officer	84,000	4,000
Daniel J. Hallahan, Senior Vice President, Global Marketing	114.000	12,581
Camille G. Cutino, Vice President, Operations and Human Resources	75,000	6,820
All Current Executive Officers as a Group	759,000	30,301
All Directors Who Are Not Executive Officers as a Group	712,480	—
Masaaki (John) Nishibori, Director	379,980	—
David G. Remington, Director	62,500	—
All Employees Who Are Not Executive Officers as a Group	308,500	79,725
The Board of Directors Unanimously Recommends A Vote For APPROVAL OF THE AMENDed CAI INTERNATIONAL, INC. 2007 EQUITY INCENTIVE PLAN.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information about our 2007 Equity Incentive Plan as of December 31, 2015.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in the first column)(1)
Equity compensation plan approved by security holders	1,189,255	$18.08	62,560
Equity compensation plan not approved by security holders	—	—	—
Total	1,189,255	$18.08	62,560

(1)
Shares available for issuance under the Amended and Restated 2007 Equity Incentive Plan can be granted pursuant to stock options, stock appreciation rights, restricted stock or units, performance units, performance shares and any other stock based award selected by the plan administrator. The amounts do not reflect the additional shares with respect to which we are seeking shareholder approval at the Annual Meeting pursuant to Proposal No. 4.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows common stock ownership on April 15, 2016, except as otherwise noted, by:
•
each person known to us who beneficially owned more than 5% of our common stock on that date;

•
each of the named executive officers named in the 2015 Summary Compensation Table above;

•
each of our current directors and director nominees; and

•
all of our current executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 15, 2016 through the exercise of any stock option or other right. Percentage beneficially owned below is based on 19,428,894 shares of our common stock outstanding on April 15, 2016.
Unless otherwise indicated, the address for all persons named below is c/o CAI International, Inc., Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Beneficial holders of 5% or more of our common stock:
Hiromitsu Ogawa (1)	3,881,574	20.0%
Wellington Management Group LLP (2)	2,829,366	14.6%
BlackRock Inc. (3)	1,120,599	5.8%
Dimensional Fund Advisors LP (4)	1,020,322	5.3%
Named Executive Officers, Directors and Director Nominees:
Hiromitsu Ogawa (1)	3,881,574	20.0%
Victor M. Garcia (5)	361,205	1.8%
Gary M. Sawka (6)	93,000	*
Marvin Dennis (7)	90,000	*
William W. Liebeck (7)	90,000	*
David G. Remington (8)	62,500	*
Masaaki (John) Nishibori (9)	20,000	*
Timothy B. Page (10)	68,500	*
Camille G. Cutino (11)	75,711	*
Daniel J. Hallahan (12)	105,081	*
All directors and executive officers as a group (10 persons) (13)	4,847,571	24.5%

*
Less than 1%.

(1)
Mr. Ogawa beneficially owns 712,433 shares of our common stock in his own name. Mr. Ogawa also beneficially owns (i) 2,675,214 shares held by the Ogawa Family Trust dated 7/06/98, of which Mr. Ogawa is the trustee, and (ii) 493,927 shares held by the Ogawa Limited Partnership, of which the Ogawa Family Trust is the general partner.

(2)
Based solely on a Schedule 13G/A filed with the SEC on February 11, 2016. Wellington Management Group LLP maintains shared voting power for 2,197,947 of the shares reported and maintains shared dispositive power for 2,829,366 of the shares reported. The address of Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210.

(3)
Based solely on a Schedule 13G filed with the SEC on January 28, 2016. BlackRock Inc. maintains sole voting power for 1,056,398 of the shares reported and sole dispositive power for 1,120,599 of the shares reported. The address of BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

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(4)
Based solely on a Schedule 13G filed with the SEC on February 9, 2016. Dimensional Fund Advisors LP maintains sole voting power for 965,485 of the shares reported and sole dispositive power for 1,020,322 of the shares reported. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)
Includes 334,305 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(6)
Includes 90,000 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(7)
Represents 90,000 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(8)
Represents 62,500 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(9)
Represents 20,000 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(10)
Includes 59,500 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(11)
Includes 69,250 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(12)
Includes 92,500 shares issuable upon exercise of options that are fully exercisable within 60 days of April 15, 2016.

(13)
Includes 907,805 shares that named executive officers and directors as a group have the right to acquire within 60 days of April 15, 2016 through the exercise of options.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of copies of such reports and written representations from our executive officers and directors that no other reports were required, we believe that during the fiscal year ended December 31, 2015, all reports required under Section 16(a) were timely filed.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
There were no material related person transactions in 2015 to report in this proxy statement pursuant to SEC rules and regulations.
Policies and Procedures for Approving Transactions with Related Persons
Our Code of Business Conduct and Ethics, which applies to all our directors, officers, employees and agents, provides information concerning any related person transaction or other conflict of interest should be given to the Audit Committee Chairperson for review. Our Audit Committee reviews and approves any related person transactions. In addition, in accordance with the Audit Committee Charter, our Audit Committee, in executing the responsibilities delegated to it, reviews a summary of CAI’s transactions with its directors and officers and with firms that employ our directors, as well as any other material related person transactions, periodically, but no less frequently than annually. The Audit Committee consists entirely of disinterested, nonemployee directors. A copy of our Code of Business Conduct and Ethics is available in the “Documents & Charters” portion of the Investor Relations section of our website at www.capps.com.
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 39

Other Matters
We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
Victor M. Garcia
President and Chief Executive Officer
San Francisco, California
April 26, 2016
CAI INTERNATIONAL, INC. | 2016 PROXY STATEMENT | 40

APPENDIX A
CAI INTERNATIONAL, INC.
2007 EQUITY INCENTIVE PLAN
SECTION 1. PURPOSE
The purpose of the CAI International, Inc. 2007 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.
SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1
Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, an “outside director” within the meaning of Section 162(m), and an “independent director” as defined under the New York Stock Exchange listing standards.
3.2
Delegation

Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards to officers who are or may become Covered Employees. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.
3.3
Administration and Interpretation by Committee

(a)   Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(b)   In no event, however, shall the Board or the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)   The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service working less than full-time shall be determined by the Company’s chief executive officer, human resources officer or other person performing that function or, with respect to directors or executive officers subject to the reporting requirements of Section 16(a) of the Exchange Act, by the Compensation Committee, whose determination shall be final.
(d)   Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.
SECTION 4. SHARES SUBJECT TO THE PLAN
4.1
Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be 2,671,980 shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2
Share Usage

(a)   Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
(b)   The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)   Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were employees of the Acquired Entity prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
(d)   Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.
SECTION 5. ELIGIBILITY
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities. The foregoing are “Eligible Persons.”
SECTION 6. AWARDS
6.1
Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
6.2
Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.
6.3
Dividends and Distributions

Participants holding Awards may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while the Awards are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or a Stock Appreciation Right, and an Award providing a right to dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right, the payment of which is not contingent upon, or otherwise payable on, the exercise of the Option or a Stock Appreciation Right, must comply with or qualify for an exemption under Section 409A.
SECTION 7. OPTIONS
7.1
Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2
Option Exercise Price

The exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, except in the case of Substitute Awards.
7.3
Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4
Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:
Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/4th
Each additional one-month period of continuous service completed thereafter	An additional 1/48th
After 4 years	100%
To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Company, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.
7.5
Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
(a)   cash, check or wire transfer;
(b)   having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(c)   tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d)   so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
(e)   such other consideration as the Committee may permit.
7.6
Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a)   Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.
(b)   Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:
(i)   if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;
(ii)   if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and
(iii)   the last day of the maximum term of the Option (the “Option Expiration Date”).
Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of  (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.
Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.
Also notwithstanding the foregoing, if the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of  (a) the Option Expiration Date and (b) the expiration of a period of three months (or such other period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of the Securities Act or the Company’s insider trading policy requirements.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:
8.1
Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of  $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
8.2
Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options.
8.3
Exercise Price

In the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4
Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.
8.5
Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.
8.6
Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.
A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.
8.7
Code Definitions

For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
SECTION 9. STOCK APPRECIATION RIGHTS
9.1
Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.
9.2
Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.
9.3
Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences a freestanding SAR whether the SAR shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements under Section 409A.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1
Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
10.2
Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.
10.3
Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.
SECTION 11. PERFORMANCE AWARDS
11.1
Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, and Subject to Section 16, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
11.2
Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, and subject to Section 16, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
SECTION 12. OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.
SECTION 13. WITHHOLDING
The Company may require the Participant to pay to the Company the amount of  (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related

Company (“other obligations”) to the extent such amounts are not “deferred compensation” within the meaning of Section 409A. The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. To the extent required to avoid adverse financial accounting consequences to the Company, the value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.
SECTION 14. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent permitted by the Company, the Participant may designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.
SECTION 15. ADJUSTMENTS
15.1
Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 16.4; and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.
Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.
15.2
Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
15.3
Company Transaction; Change in Control

15.3.1
Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the

Company or a Related Company, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:
(i) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately vested and exercisable and all applicable restrictions or forfeiture provisions shall lapse immediately prior to the Company Transaction and shall terminate at the effective time of the Company Transaction, if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.
For the purposes of this Section 15.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.
(ii)   All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any other restrictions not waived by the Committee in its sole discretion shall remain in effect.
(iii)   Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
15.3.2
Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:
(a)   any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;
(b)   any restrictions applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;
(c)   The target payout opportunities attainable under all outstanding Stock Awards and Stock Units with restrictions based on performance criteria, Performance Shares, and Performance Units shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Company Transaction, and such Awards all be paid within 60 days following the effective date of the Company Transaction; and

(d)   any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.
15.3.3
Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:
(a)   for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and
(b)   for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.3 shall have been exercised.
15.4
Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.
15.5
No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
15.6
Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.
15.7
Section 409A

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A; (b) any adjustments made pursuant to Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A; and (c) in any event, the Plan Administrator shall not have the authority to make any adjustments pursuant to Section 15 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A at the time of grant to be subject thereto.
SECTION 16. SECTION 162(m) PROVISIONS
16.1
Terms of Section 162(m) Awards Generally

Notwithstanding any other provision of the Plan, the Compensation Committee may, at the time of grant of an Award (other than an Option or Stock Appreciation Right) to a Participant who is then a Covered Employee or is likely to be a

Covered Employee as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, specify that all or any portion of such Award is intended to satisfy the requirements for performance-based compensation under Section 162(m). With respect to each such Award, the Compensation Committee shall establish, in writing, that the vesting and/or payment pursuant to the Award shall be conditioned on the attainment for the specified Performance Period of specified performance targets related to designated performance goals for such period selected by the Compensation Committee from among the Performance Criteria specified in Section 16.2. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m), or any successor provision thereto, and the regulations thereunder.
16.2
Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: net earnings or net income (before or after taxes); earnings per share (basic or fully diluted); net sales growth or bookings growth; revenues; operating profit or income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); return measures (including, but not limited to, return on assets, capital, net capital utilized, equity or sales); working capital; cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating profit; cost control; strategic initiatives; market share; improvements in capital structure; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency or margins; capital efficiency; strategic targets; economic profit; employee or customer satisfaction, services performance, subscriber, cash management or asset management metrics; working capital targets; cash value added (“CVA”); or market or economic value added (“EVA”) (together, the “Performance Criteria”).
Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. The Compensation Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m), or any successor provision thereto.
16.3
Compensation Committee Certification and Authority

After the completion of each Performance Period, the Compensation Committee shall certify the extent to which any Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award subject to this Section 16. Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Compensation Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Compensation Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee.
The Compensation Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based” compensation with the meaning of Section 162(m).

16.4
Maximum Awards

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any one year period with respect to more than 300,000 shares of Common Stock for such Award; except that the Company may make additional onetime grants of such Awards for up to 200,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $1,000,000.
The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m), or any successor provision thereto.
SECTION 17. AMENDMENT AND TERMINATION
17.1
Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.
17.2
Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of  (a) the Effective Date and (b) the approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.
17.3
Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.
Notwithstanding any provision contained in the Plan to the contrary, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of a Participant to the extent the Board deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations or (b) to ensure that an Award is not subject to additional taxes under Section 409A of the Code.
SECTION 18. GENERAL
18.1
No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2
Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to ssue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
18.3
Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
18.4
No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
18.5
Compliance with Laws and Regulations

(a)   In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.
(b)   The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Code Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the involuntary separation pay plan exception described in Treasury Regulation Section 1.409A-1(b)(9)(iii), or otherwise. To the extent Code Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Code Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Code Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Code Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Code Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
18.6
Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
18.7
No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
18.8
Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
18.9
Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
18.10
Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.
18.11
Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE
The effective date (the “Effective Date”) is the date on which the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.
APPENDIX A TO 2007 EQUITY INCENTIVE PLAN
DEFINITIONS
As used in the Plan,
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.
“Change in Control,” unless the Committee determines otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the happening of any of the following events:
(a)   an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or
(b)   a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.
“Change in Control Exercise Period” has the meaning set forth in Section 15.3.3.
“Code” means the U. S. Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.2.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means CAI International, Inc., a Delaware corporation.
“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a)   a merger or consolidation of the Company with or into any other company or other entity;
(b)   a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or
(c)   a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.
“Compensation Committee” means the Compensation Committee of the Board.
“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.
“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.
“Effective Date” has the meaning set forth in Section 19.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.
“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price for the Common Stock on any given date during regular session trading on the New York Stock Exchange, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish. In the absence of an established market for the Common Stock, Fair Market Value shall be determined in good faith by the Committee. Notwithstanding the preceding, for federal, state, and local income tax withholding and reporting purposes and for such other purposes as the Committee deems appropriate, Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Grant Date” means the later of  (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7.
“Option Expiration Date” means the last day of the maximum term of an Option.
“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.
“Performance Criteria” has the meaning set forth in Section 16.2.

“Performance Period” means the period of time during which the Performance Criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award. The Compensation Committee may establish different Performance Periods for different Participants, and the Compensation Committee may establish concurrent or overlapping Performance Periods.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.
“Plan” means Container Applications International, Inc. 2007 Equity Incentive Plan, as amended from time to time.
‘‘Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.
“Related Party Transaction” means a Company Transaction pursuant to which:
(a)   the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(b)   no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(c)   individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).
“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.
“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.
“Section 162(m)” means Section 162(m) of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.
“Section 409A” means Section 409A of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.
“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
“Termination of Service,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers subject to the reporting requirements of Section 16(a) of the Exchange Act, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a non-employee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a non-employee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.
“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

 . IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR the nominees listed, and FOR Proposals 2, 3 and 4. 1. Election of Directors: For Withhold For Withhold 01 - Masaaki (John) Nishibori +02 - David G. Remington For Against Abstain For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company’s 3. Approval of the advisory resolution to approve the independent registered public accounting firm for the fiscal compensation of the Company’s named executive officers. year ending December 31, 2016. 4. Approval of the amended CAI International, Inc. 2007 Equity Incentive Plan. B Non-Voting Items Change of Address Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. Please mark, date, sign and return proxy card promptly. Receipt is acknowledged of the notice and proxy statement relating to this meeting. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 22D V + 02C4OE

CAI

Proxy — CAI INTERNATIONAL, INC.

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting on June 3, 2016

The undersigned hereby appoints Victor Garcia and Timothy B. Page, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of CAI International, Inc. on June 3, 2016 at 10:00 a.m. local time at the offices of Perkins Coie LLP, located at 3150 Porter Drive, Palo Alto, California 94304, and at any adjournment thereof, all shares of the undersigned in CAI International, Inc. The proxies are instructed to vote as stated on the reverse side.

The shares represented by this proxy will be voted in accordance with instructions, if given. If no instructions are given, this proxy will be voted FOR the Board of Directors' nominees for election as directors, FOR the proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm, FOR the approval of the advisory resolution to approve the compensation of the Company's named executive officers and FOR the approval of the amended CAI International, Inc. 2007 Equity Incentive Plan. The proxies may vote in their discretion as to other matters that may come before the meeting.

PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY.